UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2026 (May 11, 2026)

Polomar Health Services, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-56555	86-1006313
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

32866 US Hwy. 19 N, Palm Harbor, FL	34684
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 727-425-7575

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: none

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1.01 Entry into a Material Definitive Agreement.

Altanine Merger Agreement

On May 11, 2026, Polomar Health Services, Inc., a Nevada corporation (“Company”), and Altanine, Inc.(“Altanine”) pursuant to the terms of that certain Agreement and Plan of Merger and Reorganization (“Merger Agreement”) dated July 23, 2025, as amended on October 8, 2025 agreed to waive certain conditions to closing and to modify Section 6.2(e) of the Merger Agreement as follows:

(i) pursuant to Section 6.1(d) of the Merger Agreement, that the S-4 Registration Statement shall have been declared effective under the Securities Act and shall not be the subject of any stop order;

(ii) pursuant to Section 6.1(e) of the Merger Agreement, that the NasdaqListing Application shall have been approved pursuant to Section 5.11 of the Merger Agreement;

(iii) pursuant to Section 6.3(b) of the Merger Agreement, that Parent and Merger Sub will have performed or complied with in all material respects all agreements and covenants required by the Merger Agreement to be performed or complied with by it on or prior to the Effective Time, including Section 5.12 of the Merger Agreement which provides that, at the Closing and subject to approval of the Nasdaq Listing Application, the Parent will use its best efforts to enter into an Equity Credit Line in a minimum amount of $25 million at terms to be mutually agreeable to Parent and the Company;

(iv) pursuant to Section 6.3(f) of the Merger Agreement, that the Parent shall have effected a reverse stock split in order to achieve a stock price of $10.00 per share prior to the closing; and

(v) pursuant to Section 6.3(g) of the Merger Agreement, that the Concurrent Financing shall have been completed.

Amendment to Section 6.2(e).

Pursuant to Section 8.9 of the Merger Agreement, the Parties hereby agree to amend Section 6.2(e) of the Merger Agreement in its entirety to read as follows:

“Notwithstanding anything to the contrary in this Agreement, the Company shall deliver to the other parties updated audited financial statements of the Company for the fiscal year ended December 31, 2025, together with the audited financial statements for the fiscal year ended December 31, 2024, in each case audited by a PCAOB-registered public accounting firm and prepared in accordance with U.S. GAAP and applicable SEC rules and regulations. Such audited financial statements shall be delivered prior to the Closing (or such later date as may be required to comply with applicable SEC rules and regulations) and shall be suitable for inclusion in filings with the U.S. Securities and Exchange Commission. “Pursuant to Section 8.9 of the Merger Agreement, among other things, at any time prior to the Effective Time, any Party may, with respect to any other Party, waive compliance with any of the Merger Agreements or conditions contained therein, if set forth in an instrument in writing signed by the Party or Parties to be bound.

For due and adequate consideration, the sufficiency of which is hereby acknowledged, and notwithstanding anything to the contrary in the Merger Agreement, the Parties hereby (a) waive each and all of the Waived Conditions, and the Parties hereby agree to promptly, subject to the satisfaction or waiver of the remaining closing conditions set forth in Article 6 of the Merger Agreement, consummate the transactions contemplated by the Merger Agreement and (b) acknowledge and agree that the applicable Party’s failure to complete the Waived Conditions in all cases will not trigger or violate any rights, obligations, covenants, or events of default in the Merger Agreement, and any such rights, obligations, covenants, or events of default are hereby irrevocably waived with respect to the Merger Agreement.

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The foregoing summary of the Consent and Waiver Letter does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Consent and Waiver Letter, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Amendment to Tierney Executive Employment Agreement

On May 12, 2026, the Company and its Chief Executive Officer, Terrence M. Tierney (“Tierney”), executed an amendment to that certain Executive Employment Agreement dated September 1, 2025, (the “First Amendment”). The First Amendment modifies or replaces certain terms of the Executive Employment Agreement as follows:

1.	Tierney agrees, upon closing of the proposed merger transaction between the Company and Altanine to immediately resign from his positions of CEO, President and Secretary of the Company and accept the position of Executive Vice President and Chief Operating Officer.
2.	Tierney agrees to retroactively, to the November 1, 2025, start date as defined in the Executive Employment Agreement, reduce his monthly salary base salary (“Base Salary”) to $19,000 subject to a $5,000 per month increase upon the Company meeting certain requirements.
3.	The annual bonus provision has been modified from a “target bonus” of 75% of the Base Salary to a discretionary bonus tied to key performance indicators.
4.	The Company shall grant to Tierney an additional 500,000 of nonqualified stock options.
5.	Severance payment for termination without cause or for good reason has been modified to four months of Base Salary plus a pro-rata amount of the previous year bonus.

The foregoing summary of the First Amendment to the Executive Employment Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the First Amendment a copy of which is attached hereto as Exhibit 10.2 and is incorporated by reference herein.

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Item 8.01 Other Information

Consent to Allow Altanine to Grant a Security Interest

On May 11, 2026, the Company, pursuant to the terms of Article 4, Section 4.1(d) of the Merger Agreement, upon the written consent of a majority of the stockholders of the Company and the unanimous written consent of the Board of Directors of the Company, the Company has consented to allow Altanine to grant a security interest in all of the assets of its wholly owned subsidiary, Pinata Holdings, Inc. (“Pinata”) to CWR 1, LLC (“CWR 1”) pursuant to the terms of a modification of a certain note in effect between Altanine and CWR 1. The assets of Pinata include all of the patent claims, pending patents, future patents and other intangible assets held Pinata, Altanine further grants a security interest in all of the assets of Altanine, including all deposit accounts of Altanine.

CWR 1 is an affiliate of the Company and Altanine.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description

10.1	Consent and Waiver Agreement
10.2	First Amendment to Tierney Executive Employment Agreement
104	Cover Page Interactive Data File (formatted as inline XBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Polomar Health Services, Inc.

/s/ Terrence M. Tierney
Terrence M. Tierney
President

Date: May 15, 2026

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